united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

EAS Crow Point Alternatives Fund
Annual Report
April 30, 2017

Class A Shares (EASAX)
Class C Shares (EASYX)
Class I Shares (EASIX)

1-877-EAS-0757
(1-877-327-0757)
www.crowpointfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund’s prospectus.

Dear Investor:

Market conditions in 2016 were markedly improved over 2015, especially after the US election, and the momentum realized at the tail end of 2016 has continued well into 2017. For the last twelve months ended June 20, 2017 the fund once again outperformed its Morningstar peer group returning 4.66% for the LTM period versus 3.04% for the category. Whereas last year’s shareholder letter spoke of difficult market conditions (with Brexit on the horizon), right now we are very constructive on markets and the fund is positioned accordingly. Of course, that could change.

Contributing to the fund’s relative performance in 2016 and into 2017 was our overweight in technology and some financial subsectors like transaction processors and exchanges. After the surprise result from the US presidential election, we quickly repositioned the fund more aggressively. The fund’s largest positions have included, or include now, Nvidia the CME and CR Bard, all of which have increased sharply in the past twelve months. We see large cap technology and specialty finance as core holdings for the foreseeable future. Our outsourced Discovery sleeve, which is itself a multi-strat alternative fund, also generated a significant positive contribution to fund performance in 2016-2017.

While at this point last year our concern was Brexit and the US election as big potential unknowns and thus cause for concern, at this point in the market cycle we see a fair amount of upside. If tax reform passes, markets could be in for a period of sustained advance. The potential positive impact from tax relief for stocks is significant, and likely the reason for the market’s strong move since the US election. If tax relief falls apart, the market will likely stall.

As we indicated last year, while we still rely on outside managers for specialty expertise, we continue to manage the bulk of the Fund’s core strategies in-house. We believe by managing more of the Fund’s strategies directly we can improve performance, control the Fund’s risk profile better, and reduce the Fund’s volatility. Currently, we have increased the fund’s exposure to the Long/Short equity and debt strategies to more than 50% of the portfolio and, as indicated earlier, have decreased our holdings in lower volatility short-duration bonds.

Performance and Attribution

As indicated above, our long/short equity strategy is global, as we invest in over 50 different countries. Generally, our equity exposure resembles that of the MSCI ACWI index with respect to geographic and sector concentrations. At the end of the first quarter of calendar year 2016, our geographic equity exposure was as follows: 42% in the North America (down from 44% the year prior), approximately 41% in developed International (up from 35% the prior year), and 16% in the Emerging Markets (down from 21% the year prior). On a sector basis, approximately 17% of the long/short equity sleeve was invested in industrial stocks, 17% in financials, 12% in health care, 15% in information technology, with the remainder roughly evenly split between, materials, utilities, telecoms, and energy. Approximately 5% of the fund is invested in precious metals and commodities currently.

Portfolio Allocation as of April 30, 2017 (rounded to nearest 1%):
Long/Short Equity	53%
Gold, Silver and Other	10%
Cash	2%
Asset-Backed Debt	20%
Other Alternative Strategies	15%

Looking Forward

As indicated above, we remain constructive on equities markets, both here and abroad. We continue to look to invest in other non-equity based alternative strategies in an effort to reduce the fund’s correlation to equity markets and to generate additional income for shareholders. As always, we welcome questions and inquiries at any time.

Our Best Regards,

Peter DeCaprio
Portfolio Manager
EAS Crow Point Alternatives Fund

1208-NLD-6/22/2017

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2017

The Fund’s performance figures* for each of the periods ended April 30, 2017, as compared to its benchmark:

			Annualized Since
	One Year	Five Years	Inception**
EAS Crow Point Alternatives Fund - Class A	0.80%	1.36%	0.61%
EAS Crow Point Alternatives Fund - Class A with load	(4.74)%	0.22%	(0.04)%
EAS Crow Point Alternatives Fund - Class C	0.00%	0.62%	(0.09)%
EAS Crow Point Alternatives Fund - Class I	1.25%	1.66%	0.88%
HFRI Fund of Funds Conservative Index ***	5.37%	3.30%	1.16% (1)

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 4.56%, 5.49% and 4.49% of Class A, Class C and Class I shares, respectively, per the supplement to the prospectus dated March 6, 2017. Class A shares are subject to a maximum sales charge imposed on purchases of 5.50% and a maximum deferred sales charge on certain sales of 1.00%. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

**	Inception date is August 14, 2008.

***	HFRI Fund of Funds Conservative Index (the “Index”) is an unmanaged index. Funds in the Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(1)	Inception performance for the HFRI Fund of Funds Conservative Index is as of August 31, 2008.

Top Ten Holdings by Asset Class or Industry as of April 30, 2017	% of Net Assets
Mutual Funds - Equity	23.9%
Diversified Financial Services	14.4%
Hedge Funds	14.1%
Exchange Traded Funds	8.1%
Banks	7.3%
Commercial Services	5.9%
Software	5.9%
Bonds & Notes	4.0%
Aerospace/Defense	3.8%
REITs	2.0%
Other, Cash & Cash Equivalents	10.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2017

Top Countries as of April 30, 2017	% of Total Investments
United States	97.1%
Puerto Rico	1.4%
Israel	0.8%
Britain	0.6%
Other Countries	0.1%
100.0%

The Fund is subject to additional foreign exposure through short sale activity.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS
April 30, 2017

Shares		Value
	COMMON STOCK - 48.0%
	AEROSPACE/DEFENSE - 3.8%
1,099	Lockheed Martin Corp. +	$296,126
1,969	Northrop Grumman Corp. +	484,295
1,842	Raytheon Co. +	285,897
		1,066,318
	AUTO MANUFACTURERS - 0.9%
22,236	Ford Motor Co. +	255,047

	BANKS - 7.3%
94	Banco Popular Espanol SA *	66
8,365	Citigroup, Inc. +	494,539
3,729	Comerica, Inc. +	263,640
3,197	Cullen/Frost Bankers, Inc. +	301,765
5,471	First Republic Bank +	505,849
1,041	IBERIABANK Corp. +	82,603
4,847	Morgan Stanley +	210,214
4,548	Popular, Inc. +	190,607
		2,049,283
	COMMERCIAL SERVICES - 5.9%
10,371	Aaron’s, Inc. +	372,734
2,686	Automatic Data Processing, Inc. +	280,660
3,189	Euronet Worldwide, Inc. * +	263,475
2,413	K12, Inc. * +	45,485
1,280	MarketAxess Holdings, Inc. +	246,426
2,764	PayPal Holdings, Inc. * +	131,898
5,265	Vantiv, Inc. * +	326,641
		1,667,319
	COMPUTERS - 0.4%
1,063	Check Point Software Technologies Ltd. * +	110,563

	DISTRIBUTION/WHOLESALE - 0.3%
1,112	Anixter International, Inc. * +	90,684

	DIVERSIFIED FINANCIAL SERVICES - 14.4%
3,020	Affiliated Managers Group, Inc. +	500,082
1,223	Alliance Data Systems Corp. +	305,297
1,748	AllianceBernstein Holding LP +	40,029
4,490	CBOE Holdings, Inc. +	370,021
4,542	CME Group, Inc. +	527,735
13,681	E*TRADE Financial Corp. * +	472,679
10,184	Intercontinental Exchange, Inc. +	613,077
5,108	Mastercard, Inc. +	594,163
7,042	Nasdaq, Inc. +	484,983
9,163	Waddell & Reed Financial, Inc. +	164,842
		4,072,908
	GAS - 0.0%
713	Hong Kong & China Gas Co. Ltd. +	1,425

	HEALTHCARE - PRODUCTS - 0.4%
600	Becton Dickinson and Co.	112,182

	INSURANCE - 0.5%
717	Aon PLC +	85,925
916	Stewart Information Services Corp. +	43,455
		129,380
	INTERNET - 1.6%
488	Amazon.com, Inc. * +	451,395

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2017

Shares		Value
	INVESTMENT COMPANIES - 0.2%
9,844	Apollo Investment Corp. +	$66,841

	LODGING - 1.1%
14,234	Boyd Gaming Corp. * +	322,827

	PHARMACEUTICALS - 0.6%
87,500	Sorrento Therapeutics, Inc. * +	170,625

	REITS - 2.0%
5,593	Mid-America Apartment Communities, Inc. +	554,882

	RETAIL - 0.5%
2,537	Starbucks Corp. +	152,372

	SAVINGS & LOANS - 0.5%
6,362	Banc of California, Inc. +	138,055

	SEMICONDUCTORS - 1.7%
5,055	Advanced Micro Devices, Inc. * +	67,232
3,973	NVIDIA Corp. +	414,383
		481,615
	SOFTWARE - 5.9%
27,070	First Data Corp. * +	422,833
682	Fiserv, Inc. * +	81,253
3,341	Jack Henry & Associates, Inc. +	323,810
1,584	Microsoft Corp. +	108,441
6,837	Paychex, Inc. +	405,297
1,213	ServiceNow, Inc. * +	114,604
2,845	Take-Two Interactive Software, Inc. * +	178,806
		1,635,044

	TOTAL COMMON STOCK (Cost - $13,203,946)	13,528,765

	HEDGE FUND - 14.1%
36,932	Discovery Multi Manager Fund > (Cost - $3,771,057)	3,987,533

	MUTUAL FUNDS - 23.9%
	EQUITY FUNDS - 23.9%
658,550	Crow Point Alternative Income Fund - Class I #	5,413,279
158,910	Crow Point Defined Risk Global Equity Fund - Class I #	1,342,792
	TOTAL EQUITY FUNDS (Cost - $6,907,226)	6,756,071

	EXCHANGE TRADED FUNDS - 8.1%
	ASSET ALLOCATION FUND - 1.1%
15,584	Wells Fargo Utility and Telecommunications Fund +	318,390

	COMMODITY FUND - 0.3%
700	SPDR Gold Shares * +	84,539

	DEBT FUND - 1.3%
10,000	ProShares UltraShort 20+ Year Treasury * +	379,000

	EQUITY FUNDS - 5.4%
2,200	Global X Silver Miners ETF +	76,780
9,819	Horizons NASDAQ-100 Covered Call ETF +	230,747
1,300	iShares MSCI EAFE ETF	82,940
5,600	SPDR Energy Select Sector Fund +	379,904

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2017

Shares		Value
	EQUITY FUNDS (Continued) - 5.4%
6,600	SPDR S&P Oil & Gas Exploration & Production ETF +	$230,670
1,211	Vanguard FTSE All World ex-US Small-Cap ETF +	127,736
6,558	Vanguard FTSE Emerging Markets ETF +	264,550
2,127	Vanguard Global ex-U.S. Real Estate ETF +	115,836
		1,509,163

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,284,093)	2,291,092
Par Value
	BONDS & NOTES - 4.0%
	COMMERCIAL MBS - 2.7%
$24,322	Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.727%, 7/10/43 +	24,344
500,000	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.281%, 10/12/42 + ~	497,340
150,000	Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 6.087%, 6/11/50 + ~	152,844
69,702	Morgan Stanley Capital I Trust 2006-IQ11, 6.375%, 10/15/42 + ~	69,874
		744,402
	FOOD - 0.7%
249,375	Del Monte Foods, Inc., 4.302%, 2/18/21 + ~	210,098

	HOME EQUITY ABS - 0.0%
4,629	Residential Asset Securities Corp., 3.87%, 5/25/33 + ~	4,681

	OTHER ABS - 0.6%
166,402	Diversified Asset Securitization Holdings II LP, 1.621%, 9/15/35 ^ > ~	166,402
2,845	GSAMP Trust 2005 - SEA2, 1.341%, 1/25/45 + ^ ~	2,834
		169,236

	TOTAL BONDS & NOTES (Cost - $1,167,441)	1,128,417

Contracts **
	PURCHASED CALL OPTIONS * - 0.1%
10	Tesla, Inc.
	Expiration May 2017, Exercise Price $305.00	17,250
	TOTAL PURCHASED CALL OPTIONS (Cost - $16,270)

	TOTAL INVESTMENTS - 98.2% (Cost - $27,350,033) (a)	$27,709,128
	SECURITIES SOLD SHORT - (30.4)% (Proceeds - $8,605,861) (a)	(8,585,339)
	WRITTEN OPTIONS - (0.0)% (Proceeds - $7,479) (a)	(2,150)
	OTHER ASSETS LESS LIABILITIES - 32.2%	9,087,813
	NET ASSETS - 100.0%	$28,209,452

Shares
	SECURITIES SOLD SHORT * - 30.4%
	COMMON STOCK - 23.4%
	APPAREL - 0.3%
1,315	NIKE, Inc.	72,864

	AUTO MANUFACTURERS - 1.7%
1,049	Tesla, Inc.	329,459
1,365	Toyota Motor Corp.	147,611
		477,070
	BANKS - 6.6%
94	Banco Popular Espanol SA +	66
8,784	BankUnited, Inc.	309,987
10,509	BB&T Corp.	453,779
1,703	Capital One Financial Corp.	136,887
2,787	Citizens Financial Group, Inc.	102,311
2,018	First Horizon National Corp.	37,030

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2017

Shares		Value
	BANKS (Continued) - 6.6%
3,111	JPMorgan Chase & Co.	$270,657
16,642	KeyCorp	303,550
1,068	Signature Bank	147,865
2,320	Washington Trust Bancorp, Inc.	114,144
		1,876,276
	COMMERCIAL SERVICES - 1.3%
4,687	Laureate Education, Inc.	64,727
15,811	Western Union Co.	314,006
		378,733
	COMPUTERS - 1.2%
23,624	Brocade Communications Systems, Inc.	296,954
3,077	Cray, Inc.	55,078
		352,032
	COSMETICS/PERSONAL CARE - 1.6%
3,664	Estee Lauder Cos, Inc.	319,281
1,568	Procter & Gamble Co.	136,933
		456,214
	DIVERSIFIED FINANCIAL SERVICES - 3.8%
3,919	Ally Financial, Inc.	77,596
1,944	American Express Co.	154,062
1,363	Charles Schwab Corp.	52,953
2,158	Discover Financial Services	135,069
991	Franklin Resources, Inc.	42,722
5,830	Greenhill & Co., Inc.	147,499
10,497	OneMain Holdings, Inc.	244,790
2,215	Piper Jaffray Cos	138,659
1,166	SEI Investments Co.	59,128
277	Visa, Inc.	25,268
		1,077,746
	HOME BUILDERS - 0.3%
2,858	Winnebago Industries, Inc.	82,025

	INVESTMENT COMPANIES - 0.2%
1,366	Oaktree Capital Group LLC	64,202

	MEDIA - 1.6%
7,104	Houghton Mifflin Harcourt Co.	81,696
5,329	John Wiley & Sons, Inc.	280,838
1,833	Scholastic Corp.	79,241
		441,775
	MISCELLANEOUS MANUFACTURING - 1.5%
10,000	American Railcar Industries, Inc.	419,500

	OIL & GAS - 0.1%
605	Occidental Petroleum Corp.	37,232

	REAL ESTATE - 0.2%
2,226	Realogy Holdings Corp.	68,004

	RETAIL - 1.9%
5,678	Nordstrom, Inc.	274,077
1,252	Ross Stores, Inc.	81,380
7,004	Urban Outfitters, Inc.	160,252
		515,709
	SEMICONDUCTORS - 1.1%
12,724	BofI Holding, Inc.	303,976

	TOTAL COMMON STOCK (Cost - $6,612,433)	6,623,358

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 6.9%
	COMMODITY FUND - 4.1%
4,300	ProShares Ultra Bloomberg Crude Oil	$75,465
16,000	United States Natural Gas Fund LP	121,120
26,000	United States Oil Fund LP ETN	266,240
7,000	VelocityShares 3x Inverse Natural Gas ETN	138,530
7,000	VelocityShares 3x Inverse Silver ETN linked to S&P GSCI Silver Inverse Index ETN	172,620
8,400	VelocityShares 3x Long Natural Gas ETN	172,368
15,800	VelocityShares 3x Long Silver ETN linked to the S&P GSCI Silver Index ETN	215,196
		1,161,539
	EQUITY FUNDS - 2.8%
2,600	Direxion Daily Financial Bull 3X Shares	114,660
12,000	iPATH S&P 500 VIX Short-Term Futures ETN	180,120
1,300	iShares MSCI EAFE ETF	82,940
1,211	iShares Russell 2000 ETF	168,402
1,300	ProShares UltraPro QQQ	123,930
2,363	SPDR Consumer Staples Select Sector Fund	130,390
		800,442

	TOTAL EXCHANGE TRADED FUNDS (Proceeds - $1,993,428)	1,961,981

	SECURITIES SOLD SHORT (Proceeds - $8,605,861)(a)	8,585,339

Contracts **
	WRITTEN PUT OPTIONS * - 0.0%
10	Tesla, Inc.
	Expiration May 2017, Exercise Price $280.00	2,150
	TOTAL WRITTEN PUT OPTIONS (Proceeds - $7,479) (a)

+	All or a portion of the security is held as collateral for covered shorts. Total value of pledged securities at April 30, 2017 is $23,013,459 or 81.0% of net assets.

*	Non-income producing security.

#	Affiliated Investment Company.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities had a fair value of $169,236 and 0.6% of net assets.

>	The value of this security has been determined in good faith under the policies of the Board of Trustees. The value of such securities is $4,153,935 or 14.7% of net assets.

~	Floating rate or step coupon security - interest rate shown reflects the rate currently in effect.

**	Each option contract allows the holder of the option to purchase and sell 100 shares of the underlying security.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LLC - Limited Liability Company

LP - Limited Partnership

(a)	Represents cost for financial reporting purposes. The cost for federal income tax purposes (including securities sold short and written options) is $18,896,487 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$932,264
Unrealized depreciation:	(707,112)
Net unrealized appreciation:	$225,152

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2017

ASSETS
Investment securities:
Unaffiliated Securities at Cost	$20,466,215
Affiliated Securities at Cost	6,883,818
Total Securities at Cost	27,350,033
Unaffiliated Securities at Value	$20,953,057
Affiliated Securities at Value	6,756,071
Total Securities at Value	27,709,128
Foreign cash (cost $71,154)	70,693
Cash at broker	9,395,844
Receivable for securities sold	1,455,832
Dividends and interest receivable	38,407
Prepaid expenses and other assets	35,244
TOTAL ASSETS	38,705,148

LIABILITIES
Due to Custodian	985
Securities sold short (proceeds $8,605,861)	8,585,339
Fund shares repurchased	16,035
Payable for securities purchased	1,811,971
Investment advisory fees payable	25,534
Interest payable	3,341
Call options written, at value (proceeds $7,479)	2,150
Payable to related parties	19,850
Distribution (12b-1) fees payable	3,424
Accrued expenses and other liabilities	27,067
TOTAL LIABILITIES	10,495,696
NET ASSETS	$28,209,452

Net Assets Consist Of:
Paid in capital	$31,317,526
Accumulated net investment income	21,737
Accumulated net realized loss from security transactions, option contracts and securities sold short	(3,518,643)
Net unrealized appreciation on:
Investments and options written	368,310
Securities sold short	20,522
NET ASSETS	$28,209,452

Net Asset Value Per Share:
Class A Shares:
Net Assets	$12,252,806
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,417,459
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$8.64
Maximum Offering price per share (Net asset value plus maximum sales charge of 5.50%)	$9.14

Class C Shares:
Net Assets	$932,473
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	110,892
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$8.41

Class I Shares:
Net Assets	$15,024,173
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,723,535
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$8.72

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2017

INVESTMENT INCOME
Dividends (net of $7,134 foreign taxes)	$336,232
Dividends from affiliated funds	76,383
Interest	152,630
TOTAL INVESTMENT INCOME	565,245

EXPENSES
Investment advisory fees	246,727
Distribution (12b-1) fees:
Class A	41,286
Class C	12,408
Administrative services fees	62,225
Registration fees	60,078
Dividends on securities sold short	51,908
Transfer agent fees	41,832
Custodian fees	39,400
Accounting services fees	37,662
Short sale interest expense	19,825
Printing and postage expenses	16,262
Audit Fees	15,866
Trustees’ fees and expenses	14,501
Compliance officer fees	13,700
Legal fees	11,712
Overdraft expense	8,748
Non 12b-1 shareholder servicing expense	4,686
Other expenses	1,299
TOTAL EXPENSES	700,125
Fees waived by Advisor	(65,050)
Fees waived by Advisor for affiliated holdings	(35,541)
NET EXPENSES	599,534

NET INVESTMENT LOSS	(34,289)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Unaffiliated Investments	162,707
Affiliated Investments	(833)
Foreign currency transactions	(102,388)
Options Purchased	(11,842)
Options Written	(33,585)
Securities Sold Short	(150,896)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	311,366
Affiliated Investments	(47,427)
Foreign currency translations	3,779
Options Purchased	980
Options Written	5,329
Securities Sold Short	120,820

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	258,010

NET INCREASE IN NET ASSETS FROM OPERATIONS	$223,721

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2017	April 30, 2016

FROM OPERATIONS
Net investment income (loss)	$(34,289)	$251,696
Net realized gain (loss) from investments, foreign currency transactions, options and securities sold short	(136,837)	230,756
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, options and securities sold short	394,847	(1,958,003)
Net increase (decrease) in net assets resulting from operations	223,721	(1,475,551)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(37,351)	(73,814)
Class C	—	(6,287)
Class I	(39,980)	(152,752)
Net decrease in net assets from distributions to shareholders	(77,331)	(232,853)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,515,557	19,334,197
Class C	56,128	72,678
Class I	10,067,605	8,062,243
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class A	33,593	65,790
Class C	—	5,410
Class I	36,651	138,793
Redemption fee proceeds:
Class A	5,147	7,171
Class C	350	838
Class I	2,832	5,443
Payments for shares redeemed:
Class A	(13,182,684)	(7,224,230)
Class C	(699,001)	(737,951)
Class I	(8,274,474)	(12,110,945)
Net increase (decrease) in net assets from shares of beneficial interest	(9,438,296)	7,619,437

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,291,906)	5,911,033

NET ASSETS
Beginning of Year	37,501,358	31,590,325
End of Year *	$28,209,452	$37,501,358
* Includes accumulated net investment income (loss) of:	$21,737	$(6,575)

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
SHARE ACTIVITY
Class A:
Shares Sold	292,404	2,238,482
Shares Reinvested	3,909	7,494
Shares Redeemed	(1,535,565)	(800,755)
Net increase (decrease) in shares of beneficial interest outstanding	(1,239,252)	1,445,221
Class C:
Shares Sold	6,698	8,112
Shares Reinvested	—	613
Shares Redeemed	(83,298)	(85,465)
Net decrease in shares of beneficial interest outstanding	(76,600)	(76,740)
Class I:
Shares Sold	1,160,329	916,891
Shares Reinvested	4,242	15,534
Shares Redeemed	(955,385)	(1,376,660)
Net increase (decrease) in shares of beneficial interest outstanding	209,186	(444,235)

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$223,721
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Changes in operating Assets and Liabilities:
Proceeds from disposition of long-term investment securities	46,405,923
Purchases of long-term investment securities	(38,599,206)
Sale of short-term investments, net	2,084,479
Proceeds from securities sold short	(754,605)
Cost of closing call options written	(7,479)
Increase in deposits with brokers for short sales	373,109
Decrease in interest and dividends receivable	50,757
Decrease in receivables for securities sold	245,655
Decrease in prepaid expenses	34,432
Decrease in receivable for Advanced Commissions	2,500
Decrease in payable for securities purchased	199,514
Decrease in accrued expenses and other liabilities	14,131
Decrease in interest payable	905
Amortization and acretion of premium and discount	(5,120)
Net change in unrealized appreciation (depreciation)	(394,847)
Net realized loss	(136,837)
Net cash provided by operating activities	9,737,032

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued	12,639,293
Fund shares redeemed	(22,156,159)
Fund shares reinvested	70,244
Redemption fee proceeds	8,329
Cash distributions paid	(77,331)
Increase in payable for Fund shares redeemed	(9,155)
Increase in receivable for Fund shares sold	2,374
Net cash used in financing activities	(9,522,405)

Net decrease in cash	214,627

CASH:
Beginning balance	(143,934)
Ending balance	$70,693

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$19,825

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	April 30,		April 30,		April 30,		April 30,		April 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of year	$8.59		$9.18		$8.85		$8.80		$8.60
Activity from investment operations:
Net investment income (loss) (1)	(0.02)		0.08		0.09		0.04		0.13
Net realized and unrealized gain (loss) on investments	0.09		(0.62)		0.33		0.06		0.39
Total from investment operations	0.07		(0.54)		0.42		0.10		0.52
Paid-in-capital from redemption fees	0.00	(2)	0.01		0.00	(2)	0.00	(2)	0.00 (2)
Less distributions from:
Net investment income	(0.02)		(0.06)		(0.09)		(0.05)		(0.32)
Net realized gains	—		—		—		—		—
Total distributions	(0.02)		(0.06)		(0.09)		(0.05)		(0.32)
Net asset value, end of year	$8.64		$8.59		$9.18		$8.85		$8.80
Total return (3)	0.80	% (4)	(5.75)%		4.78%		1.18%		6.21%
Net assets, end of year (000s)	$12,253		$22,830		$11,122		$11,508		$7,717
Ratio of gross expenses to average net assets (4)	2.54	% (5)	3.20	% (5)	3.01	% (5)	2.31	% (5)	2.54%
Ratio of net expenses to average net assets (4)	2.18	% (6)	2.62	% (6)	2.83	% (6)	2.14	% (6)	1.95%
Ratio of net investment income (loss) to average net assets (7)	(0.19)%		0.86%		1.02%		0.42%		2.25%
Portfolio Turnover Rate	138%		149%		136%		219%		245%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.11%, 2.12%, 2.53%, and 2.31% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017, respectively.

(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.95% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	April 30,		April 30,		April 30,		April 30,		April 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of year	$8.41		$9.00		$8.69		$8.69		$8.38
Activity from investment operations:
Net investment income (loss) (1)	(0.07)		0.01		0.02		(0.03)		0.06
Net realized and unrealized gain (loss) on investments	0.07		(0.57)		0.33		0.06		0.39
Total from investment operations	0.00	(2)	(0.56)		0.35		0.03		0.45
Paid-in-capital from redemption fees (2)	0.00		0.00		0.00		0.00		0.00
Less distributions from:
Net investment income	—		(0.03)		(0.04)		(0.03)		(0.14)
Net realized gains	—		—		—		—		—
Total distributions	—		(0.03)		(0.04)		(0.03)		(0.14)
Net asset value, end of year	$8.41		$8.41		$9.00		$8.69		$8.69
Total return (3)	0.00%		(6.40)%		3.99%		0.36%		5.44%
Net assets, end of year (000s)	$932		$1,576		$2,379		$2,282		$577
Ratio of gross expenses to average net assets (4)	3.31	% (5)	4.13	% (5)	3.76	% (5)	3.06	% (5)	3.29%
Ratio of net expenses to average net assets (4)	2.94	% (6)	3.44	% (6)	3.58	% (6)	2.89	% (6)	2.70%
Ratio of net investment income (loss) to average net assets (7)	(0.84)%		0.08%		0.24%		(0.33)%		1.46%
Portfolio Turnover Rate	138%		149%		136%		219%		245%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.86%, 2.88%, 3.40% and 3.07% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017, respectively.

(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.70% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	April 30,		April 30,		April 30,		April 30,		April 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of year	$8.65		$9.24		$8.90		$8.84		$8.68
Activity from investment operations:
Net investment income (1)	0.01		0.10		0.12		0.06		0.15
Net realized and unrealized gain (loss) on investments	0.10		(0.61)		0.33		0.07		0.39
Total from investment operations	0.11		(0.51)		0.45		0.13		0.54
Paid-in-capital from redemption fees (2)	0.00		0.00		0.00		0.00		0.00
Less distributions from:
Net investment income	(0.04)		(0.08)		(0.11)		(0.07)		(0.38)
Net realized gains	—		—		—		—		—
Total distributions	(0.04)		(0.08)		(0.11)		(0.07)		(0.38)
Net asset value, end of year	$8.72		$8.65		$9.24		$8.90		$8.84
Total return (3)	1.25	% (4)	(5.50)%		5.13%		1.43%		6.42%
Net assets, end of year (000s)	$15,024		$13,095		$18,089		$22,063		$15,921
Ratio of gross expenses to average net assets (4)	2.32	% (5)	3.13	% (5)	2.75	% (5)	2.06	% (5)	2.30%
Ratio of net expenses to average net assets (4)	1.97	% (6)	2.44	% (6)	2.58	% (6)	1.89	% (6)	1.70%
Ratio of net investment income to average net assets (7)	0.07%		1.07%		1.28%		0.67%		2.51%
Portfolio Turnover Rate	138%		149%		136%		219%		245%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 1.86%, 1.87%, 2.39% and 2.04% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017, respectively.

(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.70% for the years ended April 30, 2014, April 30, 2015, April 30, 2016 and April 30, 2017.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2017

1.	ORGANIZATION

The EAS Crow Point Alternatives Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on August 14, 2008. The Fund’s investment objective is preservation and growth of capital.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. There are no sales charges on reinvested distributions. If you invest in more than one class of the Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” in the Fund’s prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

●	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

●	Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2017

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2017

security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2017 for the Fund’s investments measured at fair value:

EAS Crow Point Alternatives Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$13,528,765	$—	$—	$13,528,765
Hedge Funds	—	3,987,533	—	3,987,533
Equity Funds	6,756,071	—	—	6,756,071
Exchange Traded Funds	2,291,092	—	—	2,291,092
Bonds & Notes	—	962,015	166,402	1,128,417
Purchased Call Options	17,250	—	—	17,250
Total	$22,593,178	$4,949,548	$166,402	$27,709,128
Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$2,150	$—	$—	$2,150
Securities Sold Short	8,585,339	—	—	8,585,339
Total	$8,587,489	$—	$—	$8,587,489

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2017

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

EAS Crow Point
Alternatives Fund
Beginning Balance April 30, 2016	$346,572
Depreciation	(2,087)
Proceeds from Sales	(178,083)
Ending Balance April 30, 2017	$166,402

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Fund may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities or Index. The risks of owning ETNs generally reflect the risks of owning the underlying securities or Index they are designed to track. In addition, ETNs are subject to credit risk.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Options Transactions – Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2017

the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $37,884,328 and $46,405,923, respectively.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2017

4.	INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. A company which is an affiliate of the Fund at April 30, 2017, is noted in the Fund’s Portfolio of Investments. Crow Point Defined Risk Global Equity Fund and Crow Point Alternative Income Fund are mutual funds which are considered affiliates because they are under the control of the same investment advisor.

Transactions during the period with a company that is an affiliate are as follows:

	Value-				Dividends			Change in
	Beginning of		Sales		Credited to		Realized	Unrealized	Value - End of
Description	Year	Purchases	Proceeds		Income		Gain/Loss	Gain/Loss	Year
Crow Point Defined Risk
Global Equity Fund	$433,070	$900,000	$23,408	*	$(11,009	) **	$—	$33,130	$1,342,792
Crow Point Alternative
Income Fund	2,993,836	2,500,000	—		77,413		—	(80,557)	5,413,279
Crow Point Global Dividend
Plus Fund	—	499,993	499,160	*	9,979	**	(833)	—	—
Total	$3,426,906	$3,899,993	$522,568		$76,383		$(833)	$(47,427)	$6,756,071

*	Proceeds include ROC adjustment

**	Includes ROC adjustment for 2016 and 2017 income

5.	DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended April 30, 2017 were as follows:

	Options Written
	Contracts	Premium
Outstanding at Beginning of Year	—	$—
Options written	1,259	91,336
Options closed	(810)	(60,185)
Options expired	(439)	(23,672)
Outstanding at End of Year	10	$7,479

For the year ended April 30, 2017, the change in net unrealized appreciation and amount of net realized loss on written options subject to equity price risk amounted to $5,329 and $33,585, respectively. The figures for written options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options written and net realized gain (loss) from options written. For the year ended April 30, 2017, the change in net unrealized appreciation and amount of net realized loss on purchased options subject to equity price risk amounted to $980 and $11,842, respectively. The figures for purchased options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options purchased and net realized gain (loss) from options purchased.

The amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Crow Point Partners, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee,

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2017

computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended April 30, 2017, the Fund incurred $246,727 of advisory fees payable to the Advisor.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investment in other collective investment vehicles or derivative instruments (include for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). During the year ended April 30, 2017, the Advisor waived fees and reimbursed expenses of $65,050, includes affiliated waiver not recapturable, pursuant to the waiver agreement.

EAS Crow Point Alternatives Fund invested a portion of its assets in the Crow Point Defined Risk Global Equity Fund, the Crow Point Alternative Income Fund and the Crow Point Global Dividend Plus Fund. The Advisor has agreed to waive its advisory fee on the portion of the EAS Crow Point Alternatives Funds’ assets that are invested in the Crow Point Defined Risk Global Equity Fund, the Crow Point Alternative Income Fund and the Crow Point Global Dividend Plus Fund. For the year ended April 30, 2017, EAS Crow Point Alternative Income Fund waived $35,541 in advisory fees.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2017, the total amount of expenses waived/reimbursed subject to recapture, pursuant to the waiver agreement was $338,912, of which $61,035 will expire on April 30, 2018 and $177,286 will expire on April 30, 2019, and $100,591 will expire on April 30, 2020.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. During the year ended April 30, 2017, pursuant to the Plan, Class A shares paid $41,286 and Class C shares paid $12,408.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended April 30, 2017, the Distributor received $11,741 in underwriting commissions for sales of Class A shares, of which $1,591 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2017

receives customary fees from the Fund.

7.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended April 30, 2017, the Fund assessed $5,147, $350 and $2,832 for Class A, Class C and Class I shares, respectively.

8.	PAYMENTS BY AFFILIATES

As a result of a trade error, the Fund experienced a loss of $1,715 for the year ended April 30, 2017, which was reimbursed by the Advisor.

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2017	April 30, 2016
Ordinary Income	$77,331	$232,853
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$77,331	$232,853

As of April 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$131,722	$(149,674)	$(3,308,162)	$(10,998)	$229,038	$(3,108,074)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short. The unrealized appreciation in the table above includes unrealized foreign currency gains of $3,886.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $149,674.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2017

At April 30, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$3,186,112	$122,050	$3,308,162

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for paydowns, C-Corporation return of capital distributions, real estate investment trusts, grantor trusts, partnerships, passive foreign investment companies and the capitalization of in lieu dividend payments, resulted in reclassifications for the year ended April 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$139,932	$(139,932)

10.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Crow Point Alternatives Fund

We have audited the accompanying statements of assets and liabilities of EAS Crow Point Alternatives Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2017, the related statement of operations for the year then ended, the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Crow Point Alternatives Fund as of April 30, 2017, the results of its operations for the year then ended, its cash flows for the year then ended, its changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2017

EAS Crow Point Alternatives Fund

EXPENSE EXAMPLES (Unaudited)

April 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales loads and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Crow Point Alternatives Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from November 1, 2016 through April 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	11/1/16	4/30/17	Period*	4/30/17	Period*
EAS Crow Point Alternatives
Fund Class A	2.18%	$ 1,000.00	$ 1,003.50	$ 10.81	$ 1,014.00	$ 10.87
EAS Crow Point Alternatives
Fund Class C	2.94%	$ 1,000.00	$ 1,000.00	$ 14.60	$ 1,010.19	$ 14.68
EAS Crow Point Alternatives
Fund Class I	1.96%	$ 1,000.00	$ 1,006.90	$ 9.75	$ 1,015.08	$ 9.79

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2017

EAS Crow Point Alternatives Fund (Adviser – Crow Point Partners, LLC)*

In connection with the regular meeting held on March 1-2, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Crow Point Partners, LLC (“Crow Point”) and the Trust, with respect to the EAS Crow Point Alternatives Fund (“EAS”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was founded in 2006 and was currently managing over $937 million in assets, specializing in the management of global equities, global equity income, fixed income, and alternative investment strategies for separately managed accounts, hedge funds, and mutual funds. They reviewed the background information on the key investment personnel responsible for servicing EAS taking into consideration their education and noting that the investment team was a veteran group with broad financial industry experience. They noted the adviser’s investment process utilized a proprietary quantitative research tool to identify companies and fixed income products that meet its investment criteria followed by reviewing data pertaining to the companies to determine their attractiveness and appropriateness for inclusion in EAS’s portfolio. The Trustees considered that the adviser evaluates EAS’s exposure to region, country, sector, and market capitalization in order to maintain balanced exposure. They acknowledged that the adviser has a large network of broker-dealers it used to execute a variety of trades and exhibited a robust process to determine best execution. The Trustees discussed recent compliance matters and requested certain changes to the adviser’s compliance program including a change of chief compliance officers. The Trustees acknowledged the adviser’s representation that no litigation issues had arisen since the previous contract approval and that the adviser was awaiting the results of a recently completed SEC examination. The Trustees noted that the adviser appears to have sufficient research resources to support a complex investment process that combined quantitative and fundamental research. The Board concluded that the adviser needed to improve its compliance program but otherwise should continue to provide quality service to EAS and shareholders.

Performance. The Trustees evaluated EAS objective, strategy, and the size of EAS before comparing EAS’s performance to its Morningstar category and peer group. The Trustees noted that EAS underperformed the average of its peer group and Morningstar category over the 1-year, 3-year, and 5-year periods, while exhibiting a lower than average standard deviation and risk score over the same periods. The Trustees observed that EAS underperformance related to an extended bull

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2017

market run, which is a difficult environment for any fund that has shorting as a core strategy. They remarked that the adviser appeared focused on downside risk consistent with EAS’s absolute return strategy. The Trustees concluded that the adviser should be retained to the benefit of shareholders.

Fees and Expenses. The Trustees noted the adviser charged an advisory fee of 1.00% to the EAS. They acknowledged that the advisory fee was lower than the peer group median of 1.18% and the Morningstar category averages of 1.22%. The Trustees considered EAS’s net expense ratio, noting it significantly exceeded the peer group and Morningstar category averages, but considered that a significant portion of EAS’s total expenses were attributable to interest on securities sold short, acquired fund fees and expenses, and dividend expenses, and not actual Fund operating expenses. The Trustees concluded that the advisory fee was reasonable.

Economies of Scale. The Trustees considered whether the adviser had realized economies of scale in the management of EAS. They noted the adviser had contractually agreed to limit EAS expenses pursuant to an expense limitation agreement. The Trustees acknowledged that the adviser had also indicated a willingness to consider breakpoints as Fund assets grow. After discussion, the Trustees concluded that based on the current size of EAS, although economies do not appear to have been reached by the adviser or the Fund at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as EAS size materially increases.

Profitability. The Trustees considered the adviser’s profitability in connection with its relationship with EAS. They noted that although the adviser has realized a profit in connection with its relationship with EAS, the amount was relatively small in terms of actual dollars. After discussion, the Trustees concluded that, based on the profitability analysis provided by the adviser, it does not appear that the adviser was excessively profitable from its relationship with EAS.

Conclusion. Having requested and received such information from Crow Point Partners, LLC as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the EAS Crow Point Alternatives Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of EAS.

EAS Crow Point Alternatives Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office***	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex**** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014) previously, Altegris KKR Commitments Fund (2014-2016)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017) and Altegris KKR Commitments Fund (2014- 2016)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); Greenwich Advisers Trust (2007- 2011); Global Real Estate Fund (2008- 2011); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired since 2011. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007); previously, Lifetime Achievement Mutual Fund, Inc. (2007-2012)

4/30/17 – NLFT_v5

EAS Crow Point Alternatives Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office***	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex**** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013*****	President of the Trust (2006-2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2017	Assistant Treasurer of the Trust (2006-2017); Senior Vice President - Fund Administration (2012- Present); Vice President (2004 - 2012), Gemini Fund Services, LLC.	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary** Since 2017	Assistant Secretary of the Trust (2012-2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010- 2013); Junior Paralegal, Gemini Fund Services, LLC (2008- 2010); Legal Assistant, Gemini Fund Services, LLC (2007- 2008).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	Andrew Rogers resigned from his position as President of the Trust effective June 1, 2017.

**	James Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

***	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

****	As of May 31, 2017, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

*****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-327-0757.

4/30/17 – NLFT_v5

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR
Crow Point Partners, LLC
25 Recreation Park Drive, Suite 206
Hingham, MA 02043

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $14,200

2016 - $13,800

2015 - $13,500

2014 - $16,800

2013 - $16,500

2012 - $30,700

(b)	Audit-Related Fees

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(c)	Tax Fees

2017 - $3,100

2016 - $3,000

2015 - $3,000

2014 - $3,100

2013 - $3,100

2012 - $6,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $3,100

2016 - $3,100

2015 - $3,100

2014 - $3,100

2013 - $3,100

2012 - $6,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 7/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 7/7/17

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer

Date 7/7/17